Net investment income (Table)	12 Months Ended
Dec. 31, 2019
6. Net investment income
Net investment income
	2019	2018	2017
	£m	£m	£m
Net gains from financial assets mandatorily at fair value	218	172	-
Net gains from disposal of debt instruments at fair value through other comprehensive income	454	131	-
Net gains/(losses) from disposal of financial assets and liabilities measured at amortised cost	(38)	(20)	86
Dividend income	-	55	48
Net (losses)/gains on other investments	(214)	56	(14)
Net gains from financial instruments designated at fair value [a]	-	-	281
Net gains from disposal of available for sale investments [b]	-	-	298
Net investment income	420	394	699

Notes

a Following the adoption of IFRS 9 in 2018, gains or losses on financial assets designated at fair value to eliminate or reduce an accounting mismatch are recognised in net trading income lines.

b Following the adoption of IFRS 9 in 2018, available for sale classification is no longer applicable.